                                                                    EXHIBIT 23.3

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


    We consent to the reference to our firm under the caption "Experts" and to the use of our report dated April 17, 1998 in Amendment No. 3 to the Registration Statement (Form S-1 No. 333-52109) and related Prospectus of Natrol, Inc. for the registration of 3,940,000 shares of its common stock.


                                                    FARBER & HASS LLP


Oxnard, California
July 13, 1998